Exhibit 10.7

SIXTH AMENDMENT TO
EXECUTIVE EMPLOYMENT AGREEMENT

THIS SIXTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Sixth Amendment”) is made effective as of the 1st day of January 2010, by and between OLD LINE BANK, a Maryland-chartered commercial bank (the “Bank” or “Employer”) and JOSEPH E. BURNETT (the “Employee”).  This Sixth Amendment amends in certain respects that certain Executive Employment Agreement dated March 31, 2003, between the Bank and Employee, as amended by that certain First Amendment to Executive Employment Agreement dated as of December 31, 2004, Second Amendment to Employment Agreement dated as of December 30, 2005, Third Amendment to Employment Agreement dated as of January 1, 2007, Fourth Amendment to Employment Agreement dated as of January 1, 2008 and Fifth Amendment to Employment Agreement dated as of January 1, 2009 (collectively, the “Original Agreement”).

1.	Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Original Agreement.

2.	Amendments. The Original Agreement is hereby amended by deleting the first sentence of Section 3(A) in its entirety and replacing said sentence with the following:

“The Employee’s salary under this Agreement shall be $181,000 per annum, payable on a bi-weekly basis.”

All of the provisions of the Original Agreement are incorporated herein by reference and shall remain and continue in full force and effect as amended by this Sixth Amendment.

3.
Counterparts.  The Amendment may be executed in any number of counterparts, each of which shall be considered an original for all purposes but all of which shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have duly executed this Sixth Amendment, under seal, as of January 28, 2010, effective as of January 1, 2010.

WITNESS/ATTEST:	OLD LINE BANK

/s/ Christine M. Rush	By: /s/ Charles A. Bongar, Jr. (SEAL)
Name: Charles A. Bongar, Jr.
Title: Chairman of Compensation Committee

WITNESS:

/s/ Christine M. Rush	/s/ Joseph E. Burnett (SEAL)
JOSEPH E. BURNETT